SEI TAX EXEMPT TRUST

California Municipal Bond Fund
New Jersey Municipal Bond Fund
(the "Funds")

Supplement dated December 20, 2013
to the Class A Shares Prospectus (the "Prospectus") dated December 31, 2012

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Funds.

Change in Sub-Advisers for the California Municipal Bond Fund

In the chart under the heading "Sub-Adviser and Portfolio Managers," in the Fund Summary for the California Municipal Bond Fund, the text relating to McDonnell Investment Management, LLC is hereby deleted and replaced with the following:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Standish Mellon Asset Management Company LLC	Jeffrey Burger, CFA	Since 2013	Portfolio Manager
	Thomas Casey	Since 2013	Senior Portfolio Manager

In addition, under the heading "California Municipal Bond Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the text relating to McDonnell Investment Management, LLC is hereby deleted.

Under the same heading, the following text is hereby added in the appropriate alphabetical order thereof:

Standish Mellon Asset Management Company LLC: Standish Mellon Asset Management Company LLC (Standish), located at 201 Washington Street, Boston, Massachusetts 02108, serves as a Sub-Adviser to the California Municipal Bond Fund. Jeffrey Burger, CFA and Thomas Casey, are respectively the primary and secondary portfolio managers who manage the portion of the California Municipal Bond Fund's assets allocated to Standish. Mr. Burger is a portfolio manager for Tax Sensitive Strategies. He manages tax-sensitive strategies for institutional, high net worth, and mutual fund clients. Previously, he served as a senior analyst for Standish when he joined the firm in 2009, specializing in land secured and special tax bonds. Prior to joining Standish, he worked at Columbia Management from 2002-2009 as a portfolio manager and senior research analyst and previously held a senior level analyst position at Fitch Ratings from 1998-2002. Mr. Burger earned an M.P.A. from the Maxwell School of Citizenship and Public Affairs at Syracuse University and a B.A., cum laude, in Policy Studies and Public Relations from Syracuse University. He is the Chairman, member of the Executive Committee, and Board of Governors of the National Federation of Municipal Analysts and is a former president of the Boston Municipal Analysts Forum. Mr. Burger holds the CFA designation and has 15 years of investment experience. Mr. Casey is a senior portfolio manager for Tax Sensitive Strategies. He manages tax-sensitive portfolios for institutional, insurance and high net worth clients. Prior to assuming his current responsibilities, Mr. Casey worked for a number of years as a trader and a portfolio analyst in the municipal group. He joined the company in 1993 from State Street Bank & Trust Company where he was an analyst. Mr. Casey has an M.B.A. and a B.A. from Boston College and has 24 years of investment experience.

There are no other changes in the portfolio management of the California Municipal Bond Fund.

Change in Sub-Advisers for the New Jersey Municipal Bond Fund

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the California Municipal Bond Fund, the text relating to McDonnell Investment Management, LLC is hereby deleted and replaced with the following:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Standish Mellon Asset Management Company LLC	Daniel Barton, CFA	Since 2013	Portfolio Manager and Senior Analyst
	Jeffrey Burger, CFA	Since 2013	Portfolio Manager

In addition, under the heading "New Jersey Municipal Bond Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the text relating to McDonnell Investment Management, LLC is hereby deleted.

Under the same heading, the following text is hereby added in the appropriate alphabetical order thereof:

Standish Mellon Asset Management Company LLC: Standish Mellon Asset Management Company LLC (Standish), located at 201 Washington Street, Boston, Massachusetts 02108, serves as a Sub-Adviser to the New Jersey Municipal Fund. Daniel Barton, CFA and Jeffrey Burger, CFA, are respectively the primary and secondary portfolio managers who manage the portion of the New Jersey Municipal Bond Fund's assets allocated to Standish. Mr. Barton is a portfolio manager and senior analyst for Tax Exempt Bonds. As a portfolio manager, he co-manages several Dreyfus state-specific and high yield tax exempt bond mutual funds as well as several closed end funds. Mr. Barton's research responsibilities include utilities, airports, tobacco securitization, charter schools, and corporate backed bonds. Mr. Barton joined the company in 2005 from Columbia Management Group, where he was a municipal credit analyst for over 4 years. Previously he was a chemical engineer with Stone & Webster in Boston, MA. He earned an M.B.A from Bentley College and a B.S. in chemical engineering from Rensselaer Polytechnic Institute. Dan is a member of the Boston Security Analysts Society, the Boston Municipal Analysts Forum and the National Federation of Municipal Analysts, holds the CFA designation and has over 13 years of investment experience. Mr. Burger is a portfolio manager for Tax Sensitive Strategies. He manages tax-sensitive strategies for institutional, high net worth, and mutual fund clients. Previously, he served as a senior analyst for Standish, specializing in land secured and special tax bonds, when he joined the firm in 2009. Prior to joining Standish, he worked at Columbia Management from 2002-2009 as a portfolio manager and senior research analyst and previously held a senior level analyst position at Fitch Ratings from 1998-2002. Mr. Burger earned an M.P.A. from the Maxwell School of Citizenship and Public Affairs at Syracuse University and a B.A., cum laude, in Policy Studies and Public Relations from Syracuse University. He is the Chairman, member of the Executive Committee, and Board of Governors of the National Federation of Municipal Analysts and is a former president of the Boston Municipal Analysts Forum. Mr. Burger holds the CFA designation and has 15 years of investment experience.

There are no other changes in the portfolio management of the New Jersey Municipal Bond Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-844 (12/13)

SEI TAX EXEMPT TRUST

California Municipal Bond Fund
New Jersey Municipal Bond Fund
(the "Funds")

Supplement dated December 20, 2013
to the Statement of Additional Information ("SAI") dated December 31, 2012

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Funds.

Change in Sub-Advisers for the Funds

Under the heading "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," all references to McDonnell Investment Management, LLC's management of the Funds are hereby deleted.

Under the same heading, the text relating Standish Mellon Asset Management Company LLC is hereby deleted and replaced with the following paragraph:

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC—Standish Mellon Asset Management Company LLC ("Standish") serves as Sub-Adviser to the Intermediate-Term Municipal, California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond Funds. Standish is a wholly owned subsidiary of The Bank of New York Mellon Corporation.

In addition, under the sub-heading "McDonnell," under the heading "Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," all references to McDonnell Investment Management, LLC's management of the Funds are hereby deleted.

In the same section, under the sub-heading "Standish," the following text relating to Standish Mellon Asset Management Company LLC is hereby deleted and replaced with the following:

Standish

Compensation. SIMC pays Standish a fee based on the assets under management of the Intermediate-Term Municipal, California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond Funds as set forth in investment sub-advisory agreements between Standish and SIMC. Standish pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Intermediate-Term Municipal, California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond Funds. The following information relates to the period ended August 31, 2013.

Standish, not the Fund, compensates the portfolio managers. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term).

Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group.

All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, The Bank of New York Mellon equity, investment vehicles (consisting of investments in a range of Standish Products) or a combination of the above.

Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

Ownership of Fund Shares. As of August 31, 2013, the portfolio manager did not beneficially own any shares of the Intermediate-Term Municipal, California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond Funds.

Other Accounts. As of August 31, 2013, in addition to the Intermediate-Term Municipal, California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond Funds, the portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Daniel Rabasco	5	$3.1	4	$0.933	11	$7.0
Jeffrey Burger, CFA	6	$2.8	0	$0	256	$0.898
Thomas Casey	8	$4.6	0	$0	208	$1.9
Daniel Barton, CFA	6	$2.4	0	$0	N/A	$0

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. When one of Standish's portfolio managers is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Standish does not believe that any material conflicts are likely to arise out of the portfolio manager's responsibility for the management of the Intermediate-Term Municipal, California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond Funds as well as one or more other accounts. Standish has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that the portfolio manager has a financial incentive to favor one account over another.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Standish has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of Standish generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts for which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Standish will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Standish receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance of specific accounts is not a factor in determining the portfolio manager's compensation.

A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Standish imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

If the different accounts have materially and potentially conflicting investment objections or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Standish seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

There are no other changes in the portfolio management of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-845 (12/13)